UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2009

MEDICINOVA, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-33185	33-0927979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 LA JOLLA VILLAGE DRIVE, SUITE 950, SAN DIEGO, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2009, MediciNova, Inc. (“MediciNova”), Absolute Merger, Inc., a wholly-owned subsidiary of MediciNova (“Merger Sub”), and Avigen, Inc. (“Avigen”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Avigen will merge with and into Merger Sub with Avigen continuing as the surviving entity and wholly-owned subsidiary of MediciNova (the “Merger”). The boards of directors of each of MediciNova and Avigen have approved the Merger and the Merger Agreement.

Under the terms of the Merger Agreement, at the effective time of the Merger, each share of Avigen’s common stock (and the associated preferred stock purchase right) will be cancelled and extinguished and automatically converted into the right to receive:

•	one of the following:

•

for each share of Avigen’s common stock with respect to which an election to receive cash has been made, the right to receive cash equal to the First Payment Consideration (as defined below) and Second Payment Consideration (as defined below), if any;

•

for each share of Avigen’s common stock for which an election to receive secured convertible notes to be issued by MediciNova (the “Convertible Notes,” which will be governed by the indenture (the “Indenture”) described under the section “Indenture” in Item 7.01 below) has been made, the right to receive Convertible Notes with a face value equal to the First Payment Consideration and Second Payment Consideration, if any; or

•

for each share of Avigen’s common stock with respect to which no valid election has been made, the right to receive cash equal to 50% of the First Payment Consideration and Second Payment Consideration, if any, and Convertible Notes with a face value equal to 50% of the First Payment Consideration and Second Payment, if any; and

•	one Contingent Payment Right (“CPR”) granting the holder thereof the rights described under the section entitled “Contingent Payment Rights” in Item 7.01 below.

Pursuant to the terms of the Merger Agreement, outstanding options to purchase share of Avigen’s common stock will be cancelled at the effective time of the Merger.

The First Payment Consideration, which is expected to be approximately $1.19 per share of Avigen’s common stock, is equal to $35,461,000 divided by the number of shares of Avigen’s common stock outstanding immediately prior to the effective time of the Merger. This amount is subject to downward adjustment (on a dollar for dollar basis) in the event that the aggregate cash liquidation proceeds of the marketable securities and restricted investments held by Avigen as of June 30, 2009 are less than $27,721,000. In the event that, prior to the effective time of the Merger, Avigen sells or otherwise disposes of its rights to the first milestone payment under its assignment agreement with Genzyme Corporation (the “Genzyme Agreement”), the aggregate First Payment Consideration will be increased by the amount received by Avigen pursuant to such transaction. In addition, in the event that, prior to the effective time of the Merger, Avigen sells or otherwise disposes of all of its rights under the Genzyme Agreement, the aggregate First Payment Consideration will be increased by the amount received by Avigen pursuant to such transaction less 50% of all amounts in excess of $6,000,000.

The Second Payment Consideration is equal to the amount remaining in the escrow account described below following satisfaction of the Demand Amount (as defined below), as adjusted by the Selected Amount (as defined below).

Under the terms of an escrow agreement (the “Escrow Agreement”) to be entered into at the closing, Avigen will deposit in an escrow account $1,500,000, or approximately $0.05 per share of Avigen’s common stock, plus the amount by which the aggregate cash liquidation proceeds of its marketable securities and restricted investments held as of June 30, 2009 exceed $28,021,000. After closing, MediciNova also will deposit into the escrow account certain payments, including royalties pursuant to an agreement between Avigen and Advanced Cell Therapy, Inc. and excess cash amounts collected from subtenants at Avigen’s current headquarters, to the extent such payments exceed specified amounts agreed upon by the parties.

On or prior to June 30, 2010, MediciNova will be entitled to submit one demand certificate to claim all or a portion of the funds in the escrow account (the “Demand Amount”) with respect to certain additional liabilities, including liabilities in excess of specified amounts agreed upon by the parties. Upon delivery of MediciNova’s demand certificate, amounts in the escrow account that are not being demanded in satisfaction of additional liabilities will be released to Avigen’s former stockholders on a pro rata basis. A stockholder representative, appointed in accordance with the procedures set forth in the Merger Agreement and the Escrow Agreement, will be entitled to dispute the Demand Amount, and provision has been made in the Merger Agreement and the Escrow Agreement for an independent accounting firm to resolve any unresolved dispute between MediciNova and the stockholder representative with respect to the Demand Amount. Prior to resolution of any dispute regarding the Demand Amount, all amounts set forth in the demand certificate that are not being contested by the stockholder representative will be released to MediciNova.

Following resolution of the dispute regarding the Demand Amount, which requires the independent accounting firm to select either the amount demanded by MediciNova or the amount of such demand as adjusted by the amounts contested by the stockholder representative as the numerical amount it believes is the accurate amount of additional liabilities (the “Selected Amount”), MediciNova will receive an amount reflecting any adjustments resulting from the Selected Amount. Any remaining amounts in the escrow account then will be released to Avigen’s former stockholders on a pro rata basis.

Each of MediciNova and Avigen has made customary representations, warranties and covenants in the Merger Agreement. Consummation of the Merger is subject to customary conditions, including (i) adoption of the Merger Agreement by Avigen’s stockholders, (ii) adoption of the Merger Agreement and approval of the issuance of the Convertible Notes thereunder by MediciNova’s stockholders, (iii) the absence of any order prohibiting the consummation of the Merger, (iv) subject to certain materiality thresholds, the accuracy of the representations and warranties, (v) the performance or compliance in all material respects with the agreements and covenants required by the Merger Agreement, (vi) execution of certain ancillary agreements and (vii) the absence of any material adverse effect on Avigen. In addition, the closing of the Merger is conditioned on the effectiveness of certain releases from Avigen’s directors (other than John K.A. Prendergast), Kenneth Chahine, Kirk Johnson and Andrew A. Sauter and the non-revocation of such releases.

Pending completion of the Merger, Avigen has agreed to operate its business in the ordinary course and to certain restrictions on its business and other activities. Avigen also has agreed not to solicit or support any alternative acquisition proposals, subject to customary exceptions for Avigen to respond to an unsolicited “superior offer”, as defined in the Merger Agreement, in the exercise of the fiduciary duties of its board of directors.

The Merger Agreement also contains certain termination rights for both MediciNova and Avigen. In the event that Avigen’s board of directors changes its recommendation regarding the Merger following receipt of a superior offer and the Merger is not consummated, Avigen is required to reimburse MediciNova for 50% of its reasonable out-of-pocket expenses up to a maximum $500,000. The parties intend to complete the Merger as soon as practicable and currently anticipate that the closing will occur in the fourth quarter of 2009.

The foregoing description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations and warranties set forth in the Merger Agreement were negotiated with the principal purposes of establishing the circumstances in which a party may have the right not to consummate the transactions contemplated by the Merger Agreement (based on the closing conditions in the Merger Agreement that relate to the accuracy of such representations and warranties), rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to disclosures made by MediciNova.

Additional Information About This Transaction

In connection with the proposed merger, MediciNova will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of MediciNova and Avigen that also constitutes a prospectus of MediciNova. MediciNova and Avigen will mail the joint proxy statement/prospectus to their respective stockholders.

Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by MediciNova and Avigen with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing MediciNova’s website at www.medicinova.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by accessing Avigen’s website at www.avigen.com under the tab “Investors” and then under the heading “Corporate Filings”.

Participants in This Transaction

MediciNova and Avigen and their directors and executive officers and other persons may be deemed to be participants in any solicitation of proxies in respect of the proposed transaction. Information regarding MediciNova’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 31, 2009, and its proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on April 29, 2009. Information regarding Avigen’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 16, 2009, as amended on April 30, 2009. Other information regarding the participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement filed in connection with the proposed transaction.

Statement under the Private Securities Litigation Reform Act

Certain information included or incorporated by reference in this Current Report on Form 8-K may be deemed to be “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding MediciNova’s financial position, business strategy and the plans and objectives of MediciNova’s management for future operations, are forward-looking statements and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “intend,” “anticipate,” “estimate,” “potential.” Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the possibility that the Merger will not close, the expected timing of the completion of the Merger, the achievement of the anticipated synergies of the combined companies after closing and financial benefits of the Merger. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of MediciNova. MediciNova undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01.	Regulation FD Disclosure.

Indenture

At the closing of the Merger, MediciNova and a trustee will enter into the Indenture. Under the terms of a separate trust agreement, the principal amount of the Convertible Notes will be deposited with a trust agent for the benefit of the holders and MediciNova (the amount of such deposit together with interest accrued and capitalized thereon, the “Property”). Provided no event of default has occurred and is continuing, MediciNova will be able to direct the investment and reinvestment of the Property in certain approved investment options, including certain money market funds. At the maturity of the Convertible Notes on the 18-month anniversary of the closing of the Merger, MediciNova will use the Property to pay the principal amount of, and accrued interest on, the Convertible Notes.

The Convertible Notes are the secured obligation of MediciNova, and the Indenture does not limit other indebtedness of MediciNova, secured or unsecured. The Indenture contains limited covenants, including a requirement that MediciNova deliver to holders of the Convertible Notes quarterly statements setting forth the principal amount of the Convertible Notes at the close of the fiscal quarter as well as information regarding the amount of interest capitalized to such Convertible Notes during the fiscal quarter.

Holders of the Convertible Notes may submit conversion notices, which are irrevocable, instructing the trustee to convert such Convertible Notes into shares of MediciNova’s common stock at an initial conversion price of $6.80 per share, which conversion price is based on the volume-weighted average price of MediciNova’s common stock as quoted on The Nasdaq Stock Market and the Osaka Securities Exchange over the 20-day trading period ending on August 19, 2009. Following each conversion date, which date generally is the final business day of each calendar month, MediciNova will issue the number of whole shares of common stock issuable upon conversion as promptly as practicable (and in any event within 10 business days). Any fractional shares (after aggregating all Convertible Notes being converted by a holder on such date) will be rounded down and MediciNova will deliver cash for the current market value of the fractional share. The Indenture will include customary anti-dilution adjustments and events of default.

Contingent Payment Rights

At the closing of the Merger, MediciNova, Avigen and a rights agent will enter into a Contingent Payment Rights Agreement (the “CPR Agreement”). The CPR Agreement will set forth the rights that former Avigen stockholders will have with respect to each CPR held after the closing of the Merger. The CPR Agreement provides for the payment of the following amounts on a pro rata basis:

•	if the first milestone payment under the Genzyme Agreement is received within 20 months of effective time of the Merger, $6,000,000 or such lesser cash amount paid by Genzyme;

•

if the first milestone payment has not occurred and the Parkinson’s Product, as defined in the Genzyme Agreement, is sold or otherwise disposed of by MediciNova within 20 months of the effective time of the Merger, 50% of the net proceeds of such sale or disposition received within such 20-month period; and

•

if the trust established pursuant to Avigen’s Management Transition Plan is terminated, the amount remaining in such trust upon termination (less any payments required to be made under Avigen’s Management Transition Plan Trust Agreement), such amount currently estimated at $550,000.

All payments will be made on a pro rata basis. In each case, the payments will be net of any related taxes and out-of-pocket costs, damages, fines, penalties and expenses incurred by MediciNova. The CPRs will not be transferable, except in limited circumstances.

The CPR Agreement provides holders of 5% or more of the CPRs and a designated holder representative certain rights to request information in connection with the enforcement of rights under the CPR Agreement, the determination of whether a payment event has occurred and the determination of the payment amount. In addition, holders of 25% or more of the CPRs and the designated holder representative may object to MediciNova’s determination that a payment event has occurred and the associated payment amount.

Item 8.01.	Other Events.

On August 21, 2009, MediciNova and Avigen issued a press release (the “Press Release”) announcing the Merger. A copy of the Press Release is attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K being provided under this Item 8.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger by and among MediciNova, Inc., Absolute Merger, Inc. and Avigen, Inc. dated as of August 20, 2009.*

99.1	Joint press release of MediciNova, Inc. and Avigen, Inc., dated as of August 21, 2009.

*	Schedules and exhibits to the agreement have been omitted pursuant to Section 601(b)(2) of Regulation S-K. MediciNova agrees to furnish supplementally a copy of any omitted schedule or exhibit upon the request of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MediciNova has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Date: August 24, 2009	By:	/s/ Shintaro Asako
	Name:	Shintaro Asako
	Title:	Chief Financial Officer